EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

John M. Greeley, CFO	Joanna Green
Tarantella, Inc.	Griffin Public Relations
831-427-7460	212-481-3456
jgreeley@tarantella.com	jgreen@griffinpr.com

Tarantella, Inc. Announces Financial Results for First Quarter Fiscal Year 2004

Santa Cruz, CA (April 6, 2004) – Tarantella, Inc. (OTC: TTLA.PK), a leading supplier of secure application access software, today announced that it has filed with the Securities and Exchange Commission (SEC) its Form 10-Q for the first quarter of fiscal 2004.

For the fiscal quarter ended December 31, 2003, the Company announced revenue of $3.5 million, an operating loss of $2.6 million, and a net loss of $2.8 million, or $0.22 per share. This compares to revenue of $3.1 million, an operating loss of $4.4 million, and a net loss of $4.4 million, or $0.44 per share in the prior quarter ended September 30, 2003.

“We are pleased that we have filed our Form 10-Q with the SEC for the first quarter of fiscal 2004. This filing brings the Company back into compliance with its reporting obligations to investors under the Securities Exchange Act,” said John M. Greeley, Tarantella’s CFO. Mr. Greeley also stated, “Now that we have regained compliance, the new management team looks forward to a more typical reporting relationship with the Company’s investors.”

The Company will announce an earnings call with its investors later this month covering the fiscal quarter that ended on March 31, 2004.

For Tarantella Investors:

This press release contains forward-looking statements. These forward-looking statements may be identified by use of terms such as “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, “should” or “will”, or the negative of those terms or similar expressions. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those described in such statements as a result of these risks and uncertainties. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the risk that the Company may not achieve profitability and other risks detailed from time to time in Tarantella’s SEC filings, including its filings on Forms 10-Q and 10-K. Tarantella disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Tarantella, Inc.

Tarantella, Inc. is a leading provider of purpose-built application access and deployment software to nearly 12,000 customer sites worldwide. Tarantella enables organizations to access

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Tarantella Announces First Quarter Fiscal Year 2004 Financial Results	2

and manage information, data and applications across all platforms, networks and devices. Tarantella bridges the gap between vendors, ensuring that customers have complete access to business-critical information. Using Tarantella’s software, customers realize the benefits of secure corporate data, maximizing return on existing IT assets and improved productivity. The company markets its products through key industry partnerships and a worldwide network of consultants and resellers. Tarantella is headquartered in Santa Cruz, Calif. For more information, please visit the Tarantella web site at http://www.tarantella.com.

Tarantella, Tarantella Enterprise 3, Canaveral iQ, New Moon Systems, Caststream, cast:stream and the Tarantella logo are trademarks or registered trademarks of Tarantella, Inc., in the USA and other countries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

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Tarantella Announces First Quarter Fiscal Year 2004 Financial Results	3

Part I. Financial Information

Item I. Financial Statements

TARANTELLA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended December 31,
	2003	2002
	(Unaudited)
Net revenues:
Licenses	$2,366	$2,362
Services	1,102	583

Total net revenues	3,468	2,945

Cost of revenues:
Licenses	168	56
Services	330	258

Total cost of revenues	498	314

Gross margin	2,970	2,631

Operating expenses:
Research and development	961	987
Selling, general and administrative	4,585	3,661
Restructuring charge	19	1,147

Total operating expenses	5,565	5,795

Operating loss	(2,595)	(3,164)

Other income (expense):
Interest income (expense), net	(7)	32
Other expense, net	(50)	(14)

Total other income (expense)	(57)	18

Loss before income taxes	(2,652)	(3,146)

Income tax expense	98	60

Net loss	(2,750)	(3,206)
Other comprehensive income:
Unrealized gain on available for sale securities	75	283
Foreign currency translation adjustment	69	(4)

Total other comprehensive income	144	279

Comprehensive loss	$(2,606)	$(2,927)

Net Loss per share:
Basic and diluted	$(0.22)	$(0.39)
Shares used in net loss per share calculation:
Basic and diluted	12,689	8,206

See accompanying notes to condensed consolidated financial statements.

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Tarantella Announces First Quarter Fiscal Year 2004 Financial Results	4

TARANTELLA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2003	September 30, 2003
(In thousands)	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,850	$3,151
Available-for-sale equity securities	708	632
Trade receivables, net of allowances of $0.4 million at December 31, 2003 and $0.5 million at September 30, 2003	2,894	2,980
Other receivables	179	175
Prepaids and other current assets	630	720

Total current assets	8,261	7,658

Property and equipment, net	612	734
Acquired intangible assets, net	1,144	1,262
Goodwill	2,395	2,391
Other assets	427	343

Total assets	$12,839	$12,388

Liabilities and shareholders’ equity
Current liabilities:
Trade payables	$745	$1,043
Line of credit	—	319
Royalties payable	—	22
Royalties payable - former New Moon shareholders	1,723	1,725
Income taxes payable	546	549
Accrued restructuring charges	631	854
Accrued expenses and other current liabilities	4,204	3,615
Deferred revenues	2,116	1,757

Total current liabilities	9,965	9,884

Long-term deferred revenues	472	36

Total long-term liabilities	472	36

Shareholders’ equity:
Preferred stock, authorized 20,000 shares; no shares issued and outstanding	—	—
Common stock, no par value, authorized 100,000 shares; issued and outstanding 15,279 at December 31, 2003 and 11,959 shares at September 30, 2003	129,819	126,749
Deferred stock compensation	(530)	—
Accumulated other comprehensive income	697	553
Accumulated deficit	(127,584)	(124,834)

Total shareholders’ equity	2,402	2,468

Total liabilities and shareholders’ equity	$12,839	$12,388

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Tarantella Announces First Quarter Fiscal Year 2004 Financial Results	5

TARANTELLA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended December 31,
	2003	2002
(In thousands)	(Unaudited)
Cash flows from operating activities:
Net loss	$(2,750)	$(3,206)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	270	212
Foreign currency exchange loss (gain)	43	(6)
Loss on disposal of property and equipment	1	79
Stock compensation expense	22	—
Changes in operating assets and liabilities, net of New Moon acquisition:
Trade receivables	85	507
Other receivables	(4)	—
Prepaids and other current assets	90	102
Other assets	(84)	262
Trade payables	(298)	(189)
Royalties payable	(22)	(53)
Income taxes payable	(3)	222
Accrued restructuring expenses	(223)	446
Accrued expenses and other current liabilities	607	(606)
Deferred revenues	795	3

Net cash used in operating activities	(1,471)	(2,227)

Cash flows from investing activities:
Purchases of property and equipment	(6)	(127)
Additional New Moon purchase acquisition costs	(4)	—
Change in royalties payable - former New Moon shareholders	(2)	—

Net cash used in investing activities	(12)	(127)

Cash flows from financing activities:
Payments on capital lease obligations	(18)	(2)
Line of credit payments	(319)	—
Net proceeds from issuance of common stock and warrants	2,518	—

Net cash provided by (used in) financing activities	2,181	(2)

Effects of exchange rate changes on cash and cash equivalents	1	2

Increase (decrease) in cash and cash equivalents	699	(2,354)
Cash and cash equivalents at beginning of period	3,151	7,055

Cash and cash equivalents at end of period	$3,850	$4,701

See accompanying notes to condensed consolidated financial statements.

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